UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           __________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) March 17, 2010

                       SPECTRUM GROUP INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                      1-11988                 22-2365834
(State or other jurisdiction of  (Commission file number)     (I.R.S. employer
 incorporation or organization)                              identification no.)


                                  18061 Fitch
                                Irvine, CA 92614
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (949) 955-1250
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.


The Company's credit facility for its precious metals trading operations has increased to $110,000,000, effective March 17, 2010, with the addition of a new $20 million line of credit from a financial institution. The facility provides credit to the Company's subsidiary, A-Mark Precious Metals, Inc. All other material terms and conditions of the facility remain unchanged.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 19, 2010

                                  SPECTRUM GROUP INTERNATIONAL, INC.


                                         By: /s/ Carol Meltzer
                                         ---------------------
                                         Name: Carol Meltzer
                                         Title: Chief Administrative Officer and
                                         General Counsel